Exhibit 99.1

© 2016 Benefitfocus.com , Inc. All Rights Reserved. 1 Investor Presentation February 2016

© 2016 Benefitfocus.com , Inc. All Rights Reserved. 2 This presentation may include forward - looking statements related to the future business and financial performance of Benefitfocus and future events or developments involving Benefitfocus. These statements may be identified by words such as “expects,” “looks forward to,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “might,” “will,” “could,” “would,” “should,” “targets,” “projects” or words of similar meaning. Forward - looking statements can involve a number of risks and uncertainties that could cause actual results to differ materially from those explicit or implicit in the forward - looking statements, including our continuing losses and need to achieve profitability , fluctuations in our financial results, general economic risks, management of growth, the immature and volatile market for our products and services, the need to innovate and deliver useful products and services, ability to compete effectively, reliance on key personnel, privacy, security, regulatory changes, and other risks associated with our business as set forth from time to time in our filings with the SEC. Some of the products and/or product features discussed in this presentation may be works in progress and not yet generally available for sale. Benefitfocus assumes no obligation and does not intend to update any forward - looking statements.

© 2016 Benefitfocus.com , Inc. All Rights Reserved. 3 COMPANY OVERVIEW Shawn Jenkins, Chief Executive Officer and Co - Founder © 2015 Benefitfocus.com, Inc. All Rights Reserved 3

© 2016 Benefitfocus.com , Inc. All Rights Reserved. 4 Founded in 2000 | NASDAQ: BNFT | 1,400+ Associates Charleston | Greenville | San Francisco | Tulsa $185M + in 2015 Revenue SOC 2 Certified | PCI Compliant Our Client Base includes: • 720 + Large Employers • 50+ Insurance Carriers • 27 Private Exchanges Our Platform Supports : • 1,500 + Data Exchanges • 100+ Benefit Types

© 2016 Benefitfocus.com , Inc. All Rights Reserved. 5

© 2016 Benefitfocus.com , Inc. All Rights Reserved. 6 Massive market opportunity SaaS model with significant revenue visibility Strong revenue growth 100% cloud - based technology

© 2016 Benefitfocus.com , Inc. All Rights Reserved. 7 • Ten strong and successful public quarters • Revenue growth of 31% in 2014 and 35% in 2015 • Strong sales momentum in core large employer market (1,000+) • 723 large employer customers, more than 100% from IPO, 170 new employer customers in 2015 • Established market leadership in high growth market (27 private exchanges) • Expanded partnership and investment by Mercer reinforces opportunity • 840 bps gross margin improvement YoY • Certified 3rd party systems integrators • O utsourcing lower margin services enhances Benefitfocus’ gross margin profile

© 2016 Benefitfocus.com , Inc. All Rights Reserved. 8 We’re experiencing a period of unprecedented change Four generations of talent converging in the workforce The war for top talent is heating back up in the marketplace Rapid expansion of regulatory and cost pressure as a result of the ACA Trends impacting the Benefits Function Tools to simplify the complex while removing manual workflows Plan design evolves beyond traditional benefits to strengthen value proposition Focus on Employee/Plan “Fit” to manage the cost curve Implications for Benefits Leaders

© 2016 Benefitfocus.com , Inc. All Rights Reserved. 9 Voluntary Benefits Financial Broker Consultant Government Reporting Health Insurance LEGACY ERP/HR • Paper - based and legacy • Slow and frustrating • Fragmented data

© 2016 Benefitfocus.com , Inc. All Rights Reserved. 10 Percent of employers with 50+ employees offering health insurance in 2013 2 Amount spent on health care in 2011 1 Benefits as a percent of total employee compensation 3 1. EBRI.org : Tabulation from Dept. of Commerce, Bureau of Economic Analysis, National Income and Product Accounts of the US and Departme nt of Labor, BLS, CPI 2. Kaiser Family Foundation: Percent of Private Sector Establishment That Offer Health Insurance to Employees, by Firm Size (201 3) 3. EBRI.org : EBRI Databook on Employee Benefits, Chapter 3, Employer Costs per Hour Worked for Employee Compensation, Civilian Workers, Sel ected Years, 2007 - 2013 (2013)

© 2016 Benefitfocus.com , Inc. All Rights Reserved. 11

© 2016 Benefitfocus.com , Inc. All Rights Reserved. 12 Accelerating adoption of cloud - based software models Shifting from defined benefit to defined contribution Driving better employee engagement 1. Number of large employer customers as of December 31, 2015 1. 4 % of market * TAM estimated by Benefitfocus

© 2016 Benefitfocus.com , Inc. All Rights Reserved. 13 Leading the shift from manual to automated processes Reducing administrative costs and increasing ROI Adapting to post - reform landscape 1. LTM revenue in Insurance Carrier segment as of December 31, 2015 1. * TAM estimated by Benefitfocus

Multiple Distribution Channels

Direct Sales

- Large employer (1,000+ employees) and Carrier markets
- Land and Expand strategy in both segments
- New product offerings in employer segment

Channel Partners

- Mercer Marketplace* – More than 1.4 million lives. Equity investment and expanded commercial relationship
- SAP – Reseller of Benefitfocus Marketplace as SAP's U.S. Benefits Admin platform
  - On SAP U.S. price list
  - Complement to market-leading core HCM application
- 27 private exchanges

Benefitstore

- Voluntary benefit product offerings provided through Benefitfocus Marketplace
  - Critical Illness
  - Accident
  - Auto & Home
  - Many others…
- Commission-based revenue model
- Tremendous opportunity to monetize consumer segment

System Integrators

- Trained and certified third party partners performing customer implementations
- Future reseller opportunities
- Adds another powerful element to our Benefitfocus Economy

* Revenue from Mercer was $13.6 million for the year ended December 31, 2015 from the time they became a related party in February 2015.

BENEFITFOCUS®
© 2016 Benefitfocus.com, Inc. All Rights Reserved.
14

Products and Services for Employers

- Benefitfocus Marketplace
  - Communication Portal
- ACA Compliance & Reporting
- Core & Advanced Analytics
- eBilling & Payment
- Video
- Benefits Service Center
- Benefitstore
- Implementation Services
- Integrations
- Benefitfocus University



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BENEFITFOCUS © 2016 Benefitfocus.com, Inc. All Rights Reserved. 15

© 2016 Benefitfocus.com , Inc. All Rights Reserved. 16 Products and Services for Carriers eEnrollment eBilling eSales eExchange Marketplace for Carriers Individual Marketplace Small Group Marketplace Large Group Marketplace Retiree Marketplace Core & Advanced Analytics Benefits Service Center Integrations Benefitstore Implementation Services Video

© 2016 Benefitfocus.com , Inc. All Rights Reserved. 17 The Benefitfocus Marketplace for Private Exchanges One Platform for All Segments • Enrollment and Administration • Data and Analytics • Multi - carrier, multi - products • Billing and Payment • Decision Support • Group Shopping • Customer support • Branding

© 2016 Benefitfocus.com , Inc. All Rights Reserved. 18

© 2016 Benefitfocus.com , Inc. All Rights Reserved. 19 Rapidly Growing Blue - Chip Customer Base INSURANCE CARRIERS EMPLOYERS

© 2016 Benefitfocus.com , Inc. All Rights Reserved. 20

© 2016 Benefitfocus.com , Inc. All Rights Reserved. 21 Competitive Factors Internal Solutions* Niche/HR Outsourcers* ERP* Benefitfocus Why We Win Technology Leadership • Software as a Service • Rapid deployment Domain Expertise • Benefits leadership • Command of healthcare complexities • Breadth and depth of functionality Network Effect • Real - time data exchange • Insurance carrier and employer relationships • Broad apps ecosystem Configuration & Integration • Seamless implementation • Highly configurable User Interface • Engaging user - experience • Mobile - first design * Estimated by Benefitfocus

© 2016 Benefitfocus.com , Inc. All Rights Reserved. 22 Cost containment Communicating the value of the benefits program Consumer Choice Compliance System modernization to support changing strategies Measurement and data driven insights Interoperability among business partners

© 2016 Benefitfocus.com , Inc. All Rights Reserved. 23 Rapidly expand our customer base Extend our suite of applications Deepen relationships with existing customers Maintain benefits software leadership position Further develop our partner ecosystem Target new markets, including international expansion

© 2016 Benefitfocus.com , Inc. All Rights Reserved. 24 FINANCIAL OVERVIEW Milt Alpern, Chief Financial Officer

© 2016 Benefitfocus.com , Inc. All Rights Reserved. 25 • Growth across both business segments • Adding new employer customers at rapid pace • In 2015, total revenue grew 35% and employer revenue grew 53% • Software subscription model provides significant recurring revenue base • Visibility in professional services • Strong customer revenue retention • Recent investments driving future leverage in software gross margin • 840 bps margin improvement in 2015 • P rofessional services margin benefitting from greater scale and shorter CRP • Confident that our model is highly scalable

© 2016 Benefitfocus.com , Inc. All Rights Reserved. 26 • Benefitfocus Marketplace • Core & Advanced Analytics • eBilling & Payment • Benefits Service Center • Benefitstore • ACA Compliance & Reporting • Video LAND - 18,000+ large employers - Carriers - Channel EXPAND value and provide more product offerings to customer base

© 2016 Benefitfocus.com , Inc. All Rights Reserved. 27 • Gross Margin Improvement (840 bps) - Continuous delivery and support process improvement efforts are underway - System integrator program will expand our implementation capacity and gross margin - Increasing our use of global resources improves cost effectiveness - Continuing to enhance our product for partner exchange opportunities (Mercer and others ) • EBITDA positive – Q4 2016

© 2016 Benefitfocus.com , Inc. All Rights Reserved. 28 Rapid Employer Business Revenue Growth $40.7 $62.0 $94.8 2013 2014 2015 Employer Revenue $104.8 $137.4 $185.1 2013 2014 2015 Total Revenue +53% +35% ($ in millions)

© 2016 Benefitfocus.com , Inc. All Rights Reserved. 29 Proven Growth Track Record In Employer Segment 141 193 286 393 553 723 2010 2011 2012 2013 2014 2015 • 723 of 18,000 potential large employers under contract – 4% penetrated • 95%+ revenue retention rate • 50%+ of total revenue • Employer segment growth drivers – New customers (land) – Customer base (expand)

© 2016 Benefitfocus.com , Inc. All Rights Reserved. 30 Software Revenue Professional Services 13% Visibility into the next 12 months 90+% Revenue by Type 2015 Revenue Recognition Creates Highly Visible Recurring Revenue Model 87%

© 2016 Benefitfocus.com , Inc. All Rights Reserved. 31 Long - Term Financial Model 2015 Long - Term Target GAAP Gross Margin 44% 65 – 70% GAAP Software Margin 64% 75+% Research & Development 28% 10 - 15% Sales & Marketing 32% 25 - 30% General & Administrative 14% 8 - 10% Adjusted EBITDA Margin - 17% 20+%

© 2016 Benefitfocus.com , Inc. All Rights Reserved. 32 Investor Presentation February 2016